UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Date: April 12, 2024

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, May 23, 2024

To Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation (the “Company”), will be held virtually and conducted live via webcast on Thursday, May 23, 2024, at 10:00 a.m., Eastern Time, for the following purposes, each of which is more fully described in the attached proxy statement:

●	Elect two directors to serve a three-year term expiring in 2027;
●	Ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
●	Approve the 2024 Equity Incentive Plan;
●	Approve the compensation of the Company’s named executive officers on an advisory (non-binding) basis; and
●	Act upon such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 2, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting or any adjournment thereof.

This year’s Annual Meeting will be held virtually and will be conducted live via webcast. You will be able to attend the virtual Annual Meeting online and submit your questions during the virtual Annual Meeting by visiting virtualshareholdermeeting.com/NEPH2024. You will also be able to vote your shares electronically at the virtual Annual Meeting.

We are excited to continue to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will facilitate stockholder attendance and participation from any location in the world.

Whether or not you plan to attend the virtual Annual Meeting, please vote your shares by proxy. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending live via webcast may vote at the virtual Annual Meeting, even if you already returned a proxy card or voting instruction form or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Annual Meeting, you must obtain a proxy issued in your name from that such broker, bank or other agent.

By Order of the Board of Directors

Robert Banks
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2024:

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at http://materials.proxyvote.com/640671.

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 23, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Nephros, Inc. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually and live via webcast on Thursday, May 23, 2024 at 10:00 a.m., Eastern Time, including at any adjournments or postponements of the virtual Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement by joining the webcast available at virtualshareholdermeeting.com/NEPH2024. You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 12, 2024 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 2, 2024. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

We will conduct the Annual Meeting virtually and live via webcast, which may be accessed at virtualshareholdermeeting.com/NEPH2024. It is important that you retain a copy of the control number found on your proxy card, voting instruction form or Notice, as such number will be required for you to gain access to the virtual Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in paper copy by mail or electronically over the Internet on an ongoing basis. A stockholder’s election to receive proxy materials in paper copy by mail or electronically over the Internet will remain in effect until such stockholder terminates its election.

Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically over the Internet.

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You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the virtual Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who can vote at the virtual Annual Meeting?

Only the holders of record of our common stock at the close of business on the record date, April 2, 2024, are entitled to notice of and to vote at the virtual Annual Meeting. On the record date, 10,544,139 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Stockholder of Record: Shares Registered in Your Name

If, on April 2, 2024, your shares were registered directly in your name with our transfer agent, V Stock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting through virtualshareholdermeeting.com/NEPH2024 or vote by proxy prior to the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on April 2, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

(1)	Election of Arthur H. Amron and Oliver Spandow as directors to each serve a three-year term expiring in 2027;

(2)	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	Approval of the 2024 Equity Incentive Plan; and

(4)	Approval of the compensation of our named executive officers on an advisory (non-binding) basis.

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What votes may I cast?

(1)	For the election of each director nominee, you may vote “For” or “Withhold” your vote.

(2)	For the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, you may vote “For” or “Against” or abstain from voting.

(3)	For the approval of the 2024 Equity Incentive Plan, you may vote “For” or “Against” or abstain from voting.

(4)	For the approval of the compensation of our named executive officers on an advisory (non-binding) basis, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the virtual Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at that time even if you have already voted by proxy.

●	To vote in person, log in through virtualshareholdermeeting.com/NEPH2024. Please have available the 16-digit control number from the enclosed proxy card, if you received one, or from your Notice.

●	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 22, 2024, to be counted.

●	To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 22, 2024, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. These costs will also apply to attendance at the virtual Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote by proxy is submitted to your broker, bank or other agent. Alternatively, you may vote by proxy by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 2, 2024. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	“For” the election of each director nominee;

(2)	“For” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	“For” the approval of the 2024 Equity Incentive Plan; and

(4)	“For” the approval of the compensation of our named executive officers on an advisory (non-binding) basis.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at: http://materials.proxyvote.com/640671.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date.
(2)	You may submit a new proxy by telephone or Internet.
(3)	You may send a timely written notice that you are revoking your proxy to our President and Chief Executive Officer, Robert Banks, at our principal executive offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079.
(4)	You may attend the virtual Annual Meeting and vote at virtualshareholdermeeting.com/NEPH2024. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes for the election of the director nominees; “For” and “Against” votes and abstentions for the auditor ratification; “For” and “Against” votes and abstentions and broker non-votes for the approval of the 2024 Equity Incentive Plan; and “For” and “Against” votes and abstentions and broker non-votes for the advisory vote on compensation of our named executive officers.

Abstentions will be counted towards the vote total for the applicable proposals and will have the same effect as “Against” votes for these proposals. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is currently considered a routine matter. The election of directors, the approval of the 2024 Equity Incentive Plan and the advisory vote on compensation of our named executive officers are currently considered non-routine matters under the rules of the New York Stock Exchange.

How many votes are needed to approve each proposal?

(1)	To elect Arthur H. Amron and Oliver Spandow as directors to each serve a three-year term expiring in 2027, the director nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

(2)	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(3)	To approve the 2024 Equity Incentive Plan, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

(4)	The proposal to approve the compensation of our named executive officers, is an advisory (non-binding) vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the virtual Annual Meeting or represented by proxy. On the record date, there were 10,544,139 shares outstanding and entitled to vote. Thus, the holders of 5,272,070 shares must be present in person or represented by proxy at the meeting to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the virtual Annual Meeting. Votes withheld from any director nominee, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy at the virtual Annual Meeting, or the chairman of the virtual Annual Meeting, may adjourn the virtual Annual Meeting to another date.

How can I find out the results of the voting at the virtual Annual Meeting?

Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published on a Current Report on Form 8-K, which we will file with the SEC within four business days of the virtual Annual Meeting.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks or other agents to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, bank and other agents may be “householding” our proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other agent, (ii) direct your written request to Chief Executive Officer, 380 Lackawanna Place, South Orange, New Jersey 07079, or (iii) contact our Chief Executive Officer at 201-343-5202. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other agent, or contact our Chief Executive Officer at the above address or phone number.

Why is the Company holding a virtual Annual Meeting?

Our Annual Meeting will be a virtual meeting that will be conducted live via webcast. We are excited to continue to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will more efficiently facilitate full and equal stockholder attendance and participation from any location in the world. You will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies, but you will incur no costs of traveling to the meeting. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving us and our stockholders time and money, especially as physical attendance at meetings has fallen. We also believe that the online tools we have selected will increase stockholder communication. We are sensitive to concerns that virtual meetings may diminish the stockholder voice or reduce accountability of management. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

How can I participate and ask questions at the virtual Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. In order to submit a question at the virtual Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the virtual Annual Meeting and submit questions online. You will also be able to submit questions during the virtual Annual Meeting. We encourage you to submit any question that is relevant to the business of the virtual Annual Meeting. All appropriate questions asked during the virtual Annual Meeting will be read and addressed during the virtual Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to virtual Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question in order to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the virtual Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the virtual Annual Meeting to test their Internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board of Directors and executive officers are expected to join the virtual Annual Meeting and be available for questions.

What do I do if I have technical problems during the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website log-in page.

If I can’t participate in the live Annual Meeting webcast, can I listen to it later?

An audio replay of the virtual Annual Meeting will be available as soon as practical on www.investors.nephros.com and will remain posted until our 2025 Annual Meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the two director nominees named below will stand for election to serve until our annual meeting in 2027. If a director nominee cannot or will not serve as a director (which events are not anticipated), then your proxyholder (one of the individuals named on your proxy card) may vote your shares for a substitute nominee named by the Board of Directors in the discretion of the proxyholder.

Director Classes

Our Board of Directors (the “Board”) is currently composed of five directors and is divided into three classes. One class is elected each year to serve for a term of three years. The business address for each director for matters regarding our company is 380 Lackawanna Place, South Orange, New Jersey 07079.

In connection with our September 2007 financing, we entered into an investor rights agreement with the investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle certain entities affiliated with Wexford Capital LP (“Wexford”), as successor to Lambda Investors LLC, (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Wexford nominees, provided that any successor will have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the investor rights agreement, we are required to convene meetings of the Board at least once every three months. If we fail to do so, a Wexford director will be empowered to convene such meeting. Arthur Amron is a current Wexford director, and the other Wexford director position is currently vacant.

Director Nominees

Biographical information regarding our director nominees is set forth below. Each of these nominees is presently serving on our Board and has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 4/2/24)	Director Since	Business Experience for the Last Five Years
Class I Director Nominees – Term expiring 2024

Arthur H. Amron	67	2007	Mr. Amron has served as a director of our company since September 2007. Mr. Amron is a special limited partner of, and consultant to, Wexford Capital LP, an SEC-registered investment advisor. Mr. Amron joined Wexford as General Counsel in 1994 and became a Partner in 1999, holding such positions through December 2023. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Mammoth Energy Service, Inc., a Nasdaq-listed company, since January 2019. From 1991 to 1994, Mr. Amron was an associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Oliver Spandow	52	2018	Mr. Spandow was appointed to our Board in August 2018 and has served as the Chief Financial Officer, Executive Vice President and a member of the board of directors of IDOC, LLC, an optometry-based consulting and member service organization since December 2014. Prior to IDOC, Mr. Spandow spent 15 years with Johnson and Johnson (J&J), including roles as the General Manager of the J&J Vision Care business in the United Kingdom and Ireland, Vice President of Strategic Accounts and Business Insights at Vistakon (J&J) USA, and Vice President, Finance and CFO of Vistakon (J&J) USA. While at J&J, in addition to general finance, sales and marketing roles, Mr. Spandow was involved with multiple acquisitions, divestment, and licensing deals. Prior to J&J, Mr. Spandow was a Management Consultant with Price Waterhouse. Mr. Spandow holds a B.S. in Finance from the University of Connecticut and an M.B.A. from the Fuqua School of Business, Duke University. Among other experience, qualifications, attributes and skills, Mr. Spandow’s experience with transactions and organization scale-up in the medical device space let our Board to conclude that he should serve as a director of our company in light of our business and structure. In addition, his extensive finance background, including his current employment as chief financial officer, is invaluable to Mr. Spandow’s role as an audit committee financial expert and the Chair of our Audit Committee.

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Continuing Directors

Biographical information regarding our continuing directors is set forth below. Each of these directors has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 4/2/24)	Director Since	Business Experience for the Last Five Years
Class II Director – Term expiring 2025

Alisa Lask	53	2019	Ms. Lask was appointed to our Board in February 2019. Since January 2022, she has served as Chief Executive Officer and a director of Rion Aesthetics, Inc., a generative aesthetics company, and since November 2021 has been Chief Commercial Officer of Rion, Inc., a clinical stage regenerative medicine company and a majority owned subsidiary of Rion, Inc. Prior to that, from July 2014 to June 2021, Ms. Lask was employed by Galderma, including serving as its Vice President & General Manger from September 2017 to June 2021, where she oversaw the franchise of pharmaceutical, medical device injectable brands, and cosmeceutical skincare products. Previously, Ms. Lask was Senior Director of Global Strategic Marketing at Allergan, Vice President, Global Strategic Marketing at Zimmer Biomet, and spent ten years at Eli Lilly in a number of positions of increasing responsibility, with her final role as Director, Global Neuroscience. Ms. Lask received her M.B.A. from the University of Michigan in Marketing and her B.A. in Marketing from Miami University of Ohio. Among other experience, qualifications, attributes and skills, Ms. Lask’s depth of sales and marketing experience, which will be invaluable as we continue to grow our commercial operations, led our Board to conclude that she should serve as a director of our company in light of our business and structure.

Class III Directors – Term expiring 2026

Robert Banks	49	2023

Mr. Banks has served as our President and Chief Executive Officer since May 2023. Prior to joining us, Mr. Banks most recently served as Vice President Global OEM & Strategic Accounts at Danfoss Power Solutions, a position he held from November 2021 to May 2023. Prior to that, he was Executive Director of Product Management at ITT Goulds Pumps from October 2018 to November 2021. Previously, Mr. Banks was employed for 19 years at General Electric, holding various positions of increasing responsibility, including more than 16 years with GE Water & Process Technologies. Mr. Banks received his Bachelor of Arts in Mechanical Engineering from the University of Delaware and his M.B.A. from the University of Maryland University College. Among other experience, qualifications, attributes and skills, Mr. Banks’s extensive operational and business development experience led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Joseph Harris	56	2022	Mr. Harris was appointed to our Board in September 2022. He is currently the VP, National Account at Murj, a position he has held since January 2023 and was also previously the Midwest, Sales Director. Prior to that, he was Areas Sales Director, East at HeartFlow, Inc. from January 2018 to February 2019 and Midwest Regional Sales Director at BIOTRONIK from January 2016 to January 2018. He also held various positions with Boston Scientific from 1998 to 2015, including Regional Sales Manager, and previously served as an officer in the United States Army. Mr. Harris holds a B.S. in Systems Engineering Economics from the United States Military Academy at West Point and an M.B.A. in Marketing Finance from the University of Michigan. Among other experience, qualifications, attributes and skills, Mr. Harris’s extensive sales background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote, and no minimum vote is required for the director nominees to be elected. The two director nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Stockholders do not have cumulative voting rights. Your vote may be cast “For” or “Withheld” from any individual director nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of each of Mr. Amron and Mr. Spandow as a Class I director.

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PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly US, LLP (“Baker Tilly”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board has ratified this appointment and recommends that the stockholders also ratify this appointment. If the appointment of Baker Tilly is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its decision to appoint Baker Tilly.

Baker Tilly has audited our financial statements since 2021 and has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of Baker Tilly are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by Baker Tilly during 2023 and 2022.

Audit Fees

Fees billed for audit services by Baker Tilly for the years ended December 31, 2023, and December 31, 2022, totaled approximately $350,000 and $204,000, respectively. Fees for audit services consist of fees for professional services provided in connection with the audit of our financial statements, the review of our quarterly financial statements, and services that are normally provided by independent registered public accounting firms in connection with filings we make with the SEC.

Audit-Related Fees

No audit-related services were provided by Baker Tilly for the years ended December 31, 2023 or 2022.

Tax Fees

No tax services were provided by Baker Tilly for the years ended December 31, 2023 or 2022.

All Other Fees

We did not engage Baker Tilly to provide any other services during the years ended December 31, 2023 and 2022.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute ratification of the appointment of Baker Tilly. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends the stockholders vote “FOR”

the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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PROPOSAL NO. 3 —

APPROVAL OF 2024 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Nephros, Inc. 2024 Equity Incentive Plan, or the 2024 Plan. The 2024 Plan was adopted by our Board on April 12, 2024, subject to stockholder approval. A copy of the 2024 Plan is attached as Appendix A to this proxy statement. The following summary of the material terms of the 2024 Plan is qualified in its entirety by reference to the full text of the 2024 Plan.

Background

The purpose of the 2024 Plan is to aid us in attracting, retaining, motivating and rewarding our key employees to whom our successful operations and strong performance are tied, and to promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders. The Board believes that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to their performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2024 Plan allows for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

Equity Compensation Plan Information

In addition to the 2024 Plan, the Company also maintains its 2015 Equity Incentive Plan, as amended (the “2015 Plan”). However, if the 2024 Plan is approved by our stockholders, no additional equity awards will be granted under the 2015 Plan.

As of April 2, 2024, with respect to the 2015 Plan, there were outstanding stock options to purchase 1,468,098 shares of our common stock, which had a weighted average exercise price of $4.00 and a weighted average remaining contractual life of 5.8 years, 42,167 outstanding shares of unvested restricted stock and 248,777 shares available for future awards. Additionally, a stock option relating to 122,524 shares was outstanding that was issued outside of the 2015 Plan. The terms for this option are identical to those issued to employees under the 2015 Plan.

As of the date of this proxy statement, no equity awards have been granted under the 2024 Plan. As of April 12, 2024, assuming the 2024 Plan is approved by our stockholders, there will be 1,148,777 shares available for future grants under the 2024 Plan. If the 2024 Plan is not approved by our stockholders, we will continue to make grants under the 2015 Plan, although the limited number of shares available under the 2015 Plan will prevent us from granting equity compensation consistent with our past practice and future expectations.

Eligibility

The 2024 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Code, to the Company’s employees and any of its parent and subsidiary corporations’ employees, and the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other awards to employees, directors and consultants of the Company and employees and consultants of any of the Company’s parents or subsidiaries. As of the date of this proxy statement, approximately 33 employees and 4 non-employee directors are eligible to participate in the 2024 Plan.

Authorized Shares; Adjustments

Subject to the adjustment provisions contained in the 2024 Plan, a maximum total of 2,616,875 shares of common stock will be reserved for issuance pursuant to the 2024 Plan, which number of shares includes the number of shares available for issuance under the 2015 Plan, plus any shares that are subject to outstanding awards under the 2015 Plan, as of the effective date of the 2024 Plan, that are subsequently cancelled, terminate unearned, expire, are forfeited, lapse for any reason or are settled in cash without the delivery of shares. If the 2024 Plan is approved, no additional awards will be granted under the 2015 Plan, which is the only incentive plan under which incentive awards are currently granted. The maximum number of shares of common stock that may be issued through incentive stock options will be 2,616,875.

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Shares issued under the 2024 Plan will be authorized but unissued or reacquired shares of common stock. Shares subject to awards granted under the 2024 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the 2024 Plan. Additionally, shares issued pursuant to awards under the 2024 Plan that the Company repurchases or that are forfeited, as well as shares used to pay the exercise price of an award or to satisfy the tax withholding obligations to an award, will become available for future grant under the 2024 Plan.

If any dividend or other distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator of the 2024 Plan, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2024 Plan, will adjust the number and class of shares that may be delivered under the 2024 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2024 Plan.

Administration

The Board or one or more committees appointed by the Board will have authority to administer the 2024 Plan or to appoint an administrator of the plan. The administrator may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified awards, and (2) determine the number of shares subject to such awards. Initially, the Board intends to administer the 2024 Plan.

In addition, to the extent it is desirable to qualify transactions under the 2024 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2024 Plan, the administrator has the power to administer the 2024 Plan and make all determinations deemed necessary or advisable for administering the 2024 Plan, including, but not limited to, the power to determine the fair market value of common stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2024 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2024 Plan and awards granted under it, prescribe, amend and rescind rules and regulations relating to the 2024 Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award. In addition, subject to the terms of 2024 Plan, the administrator also has the power to modify outstanding awards under the 2024 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under GAAP, with the consent of any materially adversely affected participant. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

Types of Awards

Stock Options

Incentive stock options and nonqualified stock options may be granted under 2024 Plan pursuant to stock option agreements adopted by the administrator. A stock option entitles a participant to purchase a specified number of shares of common stock during a specified term at an exercise price. The per share exercise price of options granted under the 2024 Plan generally must be equal to at least 100% of the fair market value of a share of common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of the Company’s (or any of its parent’s or subsidiary’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of common stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include (1) cash, check, bank draft or money order, (2) the tender of shares of common stock previously owned by the optionholder, (3) a broker-assisted cashless exercise, (4) a net exercise of the option if it is an nonqualified stock option, and (5) other types of consideration permitted by applicable law. After the cessation of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the option will remain exercisable for 12 months following the cessation of service. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of the 2024 Plan, the administrator determines the terms of options. Until shares are issued under an option, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2024 Plan, as summarized further above.

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Stock Appreciation Rights

Stock appreciation rights may be granted under the 2024 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of common stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the cessation of service of an employee, director or consultant, he or she may exercise his or her stock appreciation rights for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the stock appreciation rights will remain exercisable for six months following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2024 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of common stock, or a combination of both, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right generally will be no less than 100% of the fair market value per share on the date of grant. Until shares are issued under a stock appreciation right, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2024 Plan, as summarized further above.

Restricted Stock

Restricted stock may be granted under 2024 Plan. Restricted stock awards are grants of shares of common stock that may have vesting requirements as specified in the restricted stock award agreements adopted by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of 2024 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever restrictions on transferability, forfeiture provisions or other restrictions or vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Restricted stock awards may be granted in consideration for cash, check, bank draft or money order, services rendered to the Company or any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in the Company’s favor in accordance with a vesting schedule to be determined by the administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the administrator. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant, unless the administrator provides otherwise. If such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the share of restricted stock with respect to which they were paid. Shares of restricted stock that do not vest are subject to the right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the 2024 Plan. Each restricted stock unit is a bookkeeping entry representing an amount equal to the fair market value of one share of common stock. Subject to the provisions of 2024 Plan, the administrator determines the terms and conditions of restricted stock units, including any vesting criteria and the form and timing of payment, as specified in the restricted stock unit award agreements adopted by the administrator. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, shares, or a combination of both. Restricted stock unit awards may be granted in consideration for any form of legal consideration. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

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Performance Awards

Performance awards may be granted under the 2024 Plan. Performance awards are awards that may be earned in whole or in part upon the attainment of performance goals or other vesting criteria that the administrator may determine and may be denominated in cash or stock. Subject to the terms and conditions of the 2024 Plan, the administrator can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, common stock. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Other Awards

The administrator may grant other awards based in whole or in part by reference to shares of common stock. The administrator will set the number of shares under the award and all other terms and conditions of such awards.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2024 Plan generally will not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Dissolution or Liquidation

Unless otherwise provided in the award agreements, if there is a proposed liquidation or dissolution of the Company, all awards, to the extent that they have not been previously exercised or vested, will terminate immediately before the consummation of such event. However, the Board may determine to cause some or all awards to become fully vested or exercisable before the dissolution or liquidation.

Corporate Transaction

In the event of a corporate transaction, the outstanding awards may be treated in accordance with one or more of the following methods as determined by the Board in its sole discretion: (i) settle such awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption or substitution of such awards with new awards that will substantially preserve the applicable terms of any affected awards previously granted under the 2024 Plan; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a corporate transaction) upon which the vesting of such awards will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue after closing or (v) provide that for a period of at least 20 days prior to the corporate transaction, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the corporate transaction will be exercisable and that any stock options or stock appreciation rights not exercised prior to the consummation of the corporate transaction will terminate after the closing.

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Under the 2024 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of the Company’s assets, (2) a sale or other disposition of at least 50% of the total combined voting power of the Company’s outstanding securities, (3) a merger, consolidation or similar transaction following which the Company is not the surviving corporation, (4) a merger, consolidation or similar transaction following which the Company is the surviving corporation but (x) the shares of common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction or (y) the securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities prior to such merger or (5) a complete liquidation or dissolution of the Company.

Forfeiture and Clawback

Awards will be subject to any clawback policy adopted by the Company pursuant to the listing standards of any national securities exchange or association on which Company securities are listed or as is otherwise required by applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit or return to the Company or reimburse the Company for all or a portion of the award and any amounts paid under the award in order to comply with any clawback policy of the Company as described in the first sentence of this paragraph or with applicable laws.

Amendment or Termination

The 2024 Plan will become effective upon the date the 2024 Plan is approved by the Company’s stockholders, and will continue in effect until terminated by the administrator. However, no incentive stock options may be granted after the ten-year anniversary of the earlier of the adoption of the 2024 Plan by the Board or the approval of the 2024 Plan by the Company’s stockholders. In addition, the administrator will have the authority to amend, suspend, or terminate the 2024 Plan or any part of the 2024 Plan, at any time and for any reason, but such action generally may not materially impair the rights of any participant without his or her written consent. No awards may be granted under the 2024 Plan while it is suspended or after it is terminated.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2024 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. This summary is not intended as tax advice to participants, and participants should consult their own tax advisors.

Incentive Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the date of exercise of the option, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise of the option (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized with respect to the share disposition, there will be no ordinary income, and such loss will be a capital loss.

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For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the date of exercise of the option is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise (unless the shares are disposed of in the same year as the option exercise). In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.

Nonstatutory Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant of such an option. However, upon exercising the option, the participant generally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale or other disposition of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

In general, no taxable income for ordinary income tax purposes is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

There generally are no immediate tax consequences of receiving an award of restricted stock units or a performance award. A participant who is granted restricted stock units or performance awards generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the time of settlement of the award upon vesting. If the participant is an employee, generally such ordinary income is subject to income tax withholding and certain employment tax withholdings. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Section 409A

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards with a deferral feature granted under the Equity Incentive Plan to a participant subject to U.S. income tax will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2024 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to the Company’s chief executive officer and certain “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

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The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and the Company with respect to awards under the 2024 Plan. It does not purport to be complete and does not discuss the impact of employment or other tax requirements, the tax consequences of a participant’s death, or the provisions of the income tax laws of any municipality, state, or non-U.S. jurisdiction in which the participant may reside.

New Plan Benefits

All future awards will be determined by the administrator. The 2024 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, we cannot determine the awards that will be made under the 2024 Plan or that would have been made in the past if the 2024 Plan had been in place.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute approval of the 2024 Plan. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends a vote “FOR” the approval of the Nephros, Inc. 2024 Equity Incentive Plan.

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PROPOSAL NO. 4 —

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement under “Compensation Matters,” and in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote at the virtual Annual Meeting to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, at least once every three years. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our annual meeting in 2020, we have determined to hold advisory votes on the compensation of our named executive officers each year.

Our executive compensation arrangements are designed to enhance stockholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Compensation Matters” beginning on page 25 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2023 compensation of our named executive officers. We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the heading “Compensation Matters”, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal will constitute advisory approval of our named executive officer compensation. However, this approval is only advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our Board of Directors has unanimously approved and recommends a vote “FOR”

the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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CORPORATE GOVERNANCE

Board of Director Meetings

Our business is under the general oversight of the Board as provided by the Delaware General Corporation Law and our bylaws. During the year ended December 31, 2023, the Board held ten meetings and took action by unanimous written consent in lieu of a meeting four times. Each person who was a director during 2023 attended at least 75% of the Board meetings and the meetings of the committees on which such director served that occurred during the time such director was on the Board or such committees.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents such director’s attendance. Directors may participate in the meeting in person or electronically. Four of our directors attended our annual meeting held in 2023.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders. The Governance Committee is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Governance Committee also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Governance Committee will evaluate and recommend candidates for membership on the Board consistent with certain criteria, including, but not limited to, personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating a current director for re-election, the Board will consider and review such director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the current director brings to the Board; and independence.

To identify nominees, the Governance Committee will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us pursuant to the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Security Holder Submission of Nominating Recommendations.” Written notice of any nomination must be timely delivered to Nephros, Inc., 380 Lackawanna Place, South Orange, New Jersey 07079, Attention: Board of Directors, c/o Chief Executive Officer.

The Governance Committee uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Governance Committee will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

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Nasdaq Board Diversity Rules and Matrix

As a company listed on the Nasdaq Stock Market (“Nasdaq”), we are required to disclose on an annual basis our directors’ voluntary, self-identified demographic information using a standardized board diversity matrix (“Board Diversity Matrix”). To comply with this requirement, the following Board Diversity Matrix provides the self-identified demographic information for our directors as of April 2, 2024. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).

	As of April 2, 2024
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	0	1
Part II: Demographic Background
African American or Black	0	0	0	1
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

As of December 31, 2023, our Board is required to have at least one diverse director that self-identifies as female, LGBTQ+, and/or an underrepresented minority, and, by December 31, 2026, will be required to have at least two diverse directors (including at least one that self-identifies as female and another who self-identifies as female, LGBTQ+, and/or an underrepresented minority). If we do not meet these criteria, we will be required to disclose the reasons for non-compliance. We currently meet, and intend to continue to meet, the requirements by the specified deadlines, provided that no assurances can be made that we will be able to attract and retain one or more directors meeting such requirements. Please note that the specific requirements and deadlines for the Nasdaq diversity rules vary depending on whether we continue to qualify as a smaller reporting company and the specific filing dates of the applicable proxy statement for our annual meetings, and as such, the preceding summary of the rules is subject to change from time to time.

Director Independence

Under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards as in effect from time to time.

Consistent with these considerations, the Board, following the determination of the Governance Committee, has affirmatively determined that the following directors are independent within the meaning of the applicable Nasdaq listing standards: Mr. Harris, Ms. Lask and Mr. Spandow. In making this determination, the Board and the Governance Committee reviewed whether there were any relevant transactions or relationships between each director, nominee, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm and determined that there were none.

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In making its determination as to the independence of the above-listed directors, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Banks, the Company’s President and Chief Executive Officer, is not an independent director by virtue of his service as an officer of the Company and Mr. Amron is not an independent director as he is a special limited partner of, and consultant to, Wexford Capital LP, which, along with certain other Wexford-related entities, beneficially owned approximately 34% of our common stock as of April 2, 2024.

Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance Committee. These committees are each governed by a specific charter, each of which is available on our website at https://investors.nephros.com/corporate-governance/.

Audit Committee

The Audit Committee is currently composed of Oliver Spandow (Chairman), Joseph Harris, and Alisa Lask, none of whom is our employee. Each of Mr. Spandow, Mr. Harris, and Ms. Lask has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iii) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. The Audit Committee held four meetings in 2023.

The Board has determined that all Audit Committee members are financially literate under the Nasdaq listing standards. The Board also determined that Mr. Spandow qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, based on his extensive experience previously outlined.

Compensation Committee

The Compensation Committee is composed of Joseph Harris, Alisa Lask and Oliver Spandow, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Compensation Committee is to (i) assist the Board in discharging its responsibilities with respect to the determination and review of our compensation plans, policies, and programs, including compensation of our directors and executive officers; (ii) evaluate the performance of our executive officers; (iii) assist the Board in developing succession plans for executive officers; and (iv) administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of our executive officers on an annual basis. The Compensation Committee held two meetings in 2023.

The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of our executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, our performance, the individuals’ performance, compensation given to our executive officers in past years or any other fact that the Compensation Committee deems appropriate. The Chief Executive Officer does not participate in the discussions and processes concerning his own compensation and is not present during any discussions regarding his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

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Governance Committee

The Governance Committee is currently composed of Joseph Harris and Alisa Lask, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The purpose of the Governance Committee is to assist the Board in (i) identifying qualified individuals to become Board members; (ii) determining the composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness and in developing; and (iv) implementing our corporate procedures and policies. Further discussion of the Governance Committee’s role is above under “Selection of Nominees for the Board of Directors.” The Governance Committee held five meetings in 2023 and took action by written consent once.

Board Leadership Structure and Oversight of Risk

The Board is responsible for providing oversight of our affairs. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings. There was no named Chairman of the Board during 2023.

As explained above, our Board of Directors has three committees—the Audit Committee, the Compensation Committee and the Governance Committee. Our Audit Committee is responsible for overseeing certain accounting-related aspects of our risk management processes while our full Board focuses on overall risk management. The Audit Committee and the full Board focus on what they believe to be the most significant risks facing us and our general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

Stockholder Communication with the Board

Stockholders may communicate with the Board, members of particular committees or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at https://investors.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Communicating with the Board.” Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) for our employees, officers and directors. The Code of Ethics is available free of charge on our website at https://investors.nephros.com/corporate-governance/. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC or posting such amendment or waiver on our website.

Additionally, under our Insider Trading Policy, officers, directors and employees may not pledge or sell short Company stock, and they are further prohibited from engaging in hedging or buying or selling puts or calls with respect to Company securities.

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Executive Officers

Our named executive officers are Robert Banks, who serves as our President and Chief Executive Officer, Judy Krandel, who serves as our Chief Financial Officer, and Andrew Astor, who served as our President and Chief Executive Officer from August 24, 2020 to March 31, 2023, and as our Chief Financial Officer from January 28, 2021 to November 1, 2023. Mr. Banks’s biography may be found above in the section titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Ms. Krandel, 59, joined the Company as its Chief Financial Officer on November 1, 2023. Prior to joining the Company, Ms. Krandel most recently served as Chief Financial Officer of Recruiter.com, a position she held from June 2020 to June 2023. From November 2016 to December 2019, she served as Chief Financial Officer, and then Senior Business Development Consultant for Paltalk, Inc. (f/k/a PeerStream, Inc.). From March 2012 to November 2016, Ms. Krandel was the Portfolio Manager for Juniper Investment Company, a small-cap hedge fund. Ms. Krandel spent the earlier part of her career as an equity analyst and portfolio manager focusing on small-cap public equities. Since December 2023, she has served on the board of directors of Beam Global (Nasdaq: BEEM), a provider of infrastructure solutions for the electrification of transportation and energy security, and previously served on the board of directors of Lincoln First Bancorp, Snap Interactive, Inc. (n/k/a PeerStream, Inc.) and CynergisTek, Inc. in the banking, digital media and healthcare cybersecurity industries. She is a graduate of the Wharton School of Business of the University of Pennsylvania with a degree in finance and the Booth School of Business of the University of Chicago with an M.B.A. in finance and accounting.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2023 with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by the PCAOB regarding communications with the Audit Committee regarding independence, and has discussed with Baker Tilly US, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Submitted by:	The Audit Committee
Oliver Spandow, Chairman
Alisa Lask
Joseph Harris

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of our common stock as of April 2, 2024, by (i) each person known to us to own beneficially more than five percent of our common stock, based on such persons’ or entities’ filings with the SEC; (ii) each director, director nominee and executive officer; and (iii) all directors and executive officers as a group. Except as otherwise provided, the address for each beneficial owner is c/o Nephros, Inc. 380 Lackawanna Place, South Orange, NJ 07079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Wexford Entities (2)	3,638,155	34.4%
Pessin Group (3)	873,261	8.3%
Arthur H. Amron	98,463	*
Robert Banks (4)	109,291	1.0%
Joseph Harris (5)	31,157	*
Judy Krandel	0	*
Alisa Lask (6)	82,446	*
Oliver Spandow (7)	120,431	1.1%
Andrew Astor (8)	233,987	2.2%
All executive officers and directors as a group (6 individuals) (9)	441,788	4.1%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 10,544,139 shares of common stock outstanding as of April 2, 2024, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after April 2, 2024 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.

(2)	Based on information provided in a Schedule 13D/A filed on October 26, 2020, as updated by information provided to us. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the controlling party of certain private investment funds and special purpose vehicles, (ii) Wexford GP LLC, which is the general partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain private investment fund vehicles. The address of each of Wexford Capital LP, Wexford GP LLC, Mr. Davidson and Mr. Jacobs is c/o Wexford Capital LP, 777 South Flagler Drive, Suite 602 East, West Palm Beach, FL 33401. Includes (i) 37,603 shares issuable upon exercise of options; and (ii) 9,291 shares of unvested restricted stock. Mr. Amron, a current director, is a special limited partner of, and consultant to, Wexford Capital LP.

(3)	Based on information provided in a Schedule 13D/A filed on October 21, 2020, as updated by information provided to us. The shares beneficially owned by the Pessin Group are individually owned as follows: (i) Brian Pessin, 99,692 shares; (ii) Sandra F. Pessin, 429,435 shares; and (iii) Norman H. Pessin, 344,134 shares. Each of Brian Pessin, Sandra F. Pessin, and Norman H. Pessin have sole voting and dispositive power over the shares each individually owns. The address for Brian Pessin is 310 East 75th Street, Apt. 2A, New York, NY 10021. The address for Sandra F. Pessin and Norman H. Pessin is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(4)	Includes 89,291 shares issuable upon the exercise of options.

(5)	Includes (i) 13,464 shares issuable upon exercise of options; and (ii) 9,291 shares of unvested restricted stock.

(6)	Includes (i) 33,817 shares issuable upon exercise of options; and (ii) 9,291 shares of unvested restricted stock.

(7)	Includes (i) 38,827 shares issuable upon exercise of options; and (ii) 14,294 shares of unvested restricted stock.

(8)	Mr. Astor resigned as President and Chief Executive Officer and from the Company’s Board of Directors effective as of May 11, 2023 and as Chief Financial Officer effective as of November 1, 2023. Includes 127,517 shares issuable upon exercise of options.

(9)	Includes (i) 175,399 shares issuable upon exercise of options and (ii) 32,876 shares of unvested restricted stock. See Footnotes 4-8 above.

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COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the years ended December 31, 2023 and 2022 by our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Robert Banks (3)	2023	229,295	108,776	350,022	6,879	694,972
President and Chief Executive Officer	2022	-	-	-	-	-

Judy Krandel (4)	2023	23,333	7,012	137,227	-	167,572
Chief Financial Officer	2022	-	-	-	-	-

Andrew Astor (5)	2023	302,917	91,406	142,593	8,633	545,549
Former President, Chief Executive Officer and Chief Financial Officer	2022	325,000	-	-	9,750	334,750

(1)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Notes 2 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported for Mr. Astor includes the incremental fair value of modified option awards computed as of the modification date in accordance with FASB ASC Topic 718.

(2)	Consists of employer matching SIMPLE IRA Plan contributions.

(3)	Mr. Banks has served as President and Chief Executive Officer since May 11, 2023.

(4)	Ms. Krandel has served as Chief Financial Officer since November 1, 2023.

(5)	Mr. Astor served as President and Chief Executive Officer from August 24, 2020 to May 11, 2023 and as Chief Financial Officer from January 28, 2021 to November 1, 2023. Previously, Mr. Astor served as Chief Financial Officer (from February 13, 2017 to November 6, 2020) and Chief Operating Officer (from December 13, 2018 to August 24, 2020).

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Option and Restricted Stock Holdings and Fiscal Year-End Option and Restricted Stock Values

The following table shows information concerning unexercised options and unvested restricted stock awards outstanding as of December 31, 2023 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2023

		Option Awards (2)				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock that Have Not Vested (#)	Market Value of Shares of Restricted Stock that Have Not Vested ($)
Robert Banks	05/05/2023	—	357,165	1.44	05/05/2033
Judy Krandel	11/01/2023	—	122,524	1.71	11/01/2033	—	—
Andrew Astor	02/13/2017	64,399	—	4.14	02/13/2027	—	—
Andrew Astor	12/20/2017	5,556	—	4.50	12/20/2027	—	—
Andrew Astor	12/19/2018	22,223	—	5.85	12/19/2028	—	—
Andrew Astor	12/16/2019	20,000	—	8.57	12/16/2029	—	—
Andrew Astor	08/24/2020	123,552	28,512	7.07	08/24/2030	—	—
Andrew Astor	12/14/2021	19,306	19,306	6.82	12/14/2031	—	—

(1)	For better understanding of this table, we have included an additional column showing the grant date of stock options.

(2)	Stock options became or will become exercisable in accordance with the vesting schedule below:

Name	Grant Date	Vesting
Robert Banks	05/05/2023	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Judy Krandel	11/01/2023	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	02/13/2017	12.5% of the shares subject to the option vested on February 13, 2018; 37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date; and 20% of the shares subject to the option vested upon approval of listing of our common stock on the Nasdaq Stock Market. The remaining 30% of the shares subject to the option vested on February 1, 2020 following our first completed fiscal year in which we exceeded certain revenue targets.

Andrew Astor	12/20/2017	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option vest therein after on a quarterly basis.

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Andrew Astor	12/19/2018	25% of the shares subject to the option vested on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	12/16/2019	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	08/24/2020	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	12/14/2021	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreement with Mr. Banks

On May 5, 2023, Mr. Banks was appointed President and Chief Executive Officer effective May 11, 2023. Pursuant to the terms of his employment agreement, Mr. Banks receives an initial base salary of $350,000 that will automatically increase to $400,000 at such time as the Company has achieved annual net revenue of at least $15 million in any fiscal year, and further increase to $450,000 at such time as the Company has achieved annual net revenue of at least $20 million in any fiscal year. Mr. Banks is also eligible for an annual performance bonus targeted at 50% of his annualized base salary, based primarily on Company performance and other performance objectives established by the Board. His employment agreement also provides that if we terminate Mr. Banks without “cause” or Mr. Banks resigns for “good reason” (as defined in his agreement), then Mr. Banks will be entitled to up to twelve months of continued base salary and health benefits.

Agreement with Ms. Krandel

On November 1, 2023, Ms. Krandel was appointed Chief Financial Officer. Pursuant to the terms of a Letter Agreement dated as of July 28, 2023 (the “Krandel Letter Agreement”), Ms. Krandel receives an initial base salary of $140,000 and is eligible for an annual performance bonus targeted at 25% of her annualized base salary, based primarily on Company performance and other performance objectives established by the Board.

Change in Control Agreements

Although we do not currently have change in control agreements in place with any employees, our 2015 Equity Incentive Plan (the “2015 Plan”) provides that upon a change of control, as such term is defined in the 2015 Plan, unless the agreement granting an award provides otherwise, the administrator of the 2015 Plan may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the past three fiscal years’ total compensation for our named executive officers (NEOs) as set forth in the Summary Compensation Table, the “Compensation Actually Paid” to our named executive officers (as computed under SEC rules), our total shareholder return (TSR), and our net income.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value earned by or paid to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as summary compensation table total compensation adjusted to show the change in fair market value of equity awards as of December 31, 2023 or, if earlier, the vesting date (rather than the grant date) and factor in dividends or other earnings paid on such awards in the applicable year, prior to the vesting date, that are not otherwise reflected in the fair value of such award or included in total compensation for the year.

Year	Summary Compensation Table Total for First Principal Executive Officer (“PEO”)(1) ($)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(5) ($)	Net Income (Loss) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	545,549	694,972	544,401	1,293,587	167,572	348,449	40.33	(1,575,000)
2022	334,750	-	(36,677)	-	212,438	(507,497)	13.52	(7,382,000)
2021	545,724	-	93,095	-	1,650,193	1,120,269	68.76	(4,107,000)

(1)	The dollar amounts reported in columns (b) and (c) are the amounts of total compensation reported for Andrew Astor, our former President, Chief Executive Officer and Chief Financial Officer (shown as first PEO) and Robert Banks, our President and Chief Executive Officer (shown as the second PEO), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” in this proxy statement. Mr. Astor served as President and Chief Executive Officer from August 24, 2020 to May 11, 2023 and as Chief Financial Officer from January 28, 2021 to November 1, 2023. Mr. Banks was appointed President and Chief Executive Officer effective May 11, 2023. For Mr. Astor’s compensation with respect to the fiscal year ended December 31, 2021, refer to “Summary Compensation Table” from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023, which is incorporated herein by reference.

(2)	The dollar amounts reported in columns (d) and (e) represent the amount of Compensation Actually Paid to Mr. Astor (shown as first PEO) and Mr. Banks (shown as second PEO). In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Astor and Mr. Banks’s Total Compensation from the Summary Compensation Table, in order to determine Compensation Actually Paid:

Year	Reported Summary Compensation Table Total for First PEO ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2023	545,549	-	(8,463)	-	-	-	7,315	-	544,401
2022	334,750	-	-	-	-	(256,985)	(114,442)	-	(36,677)
2021	545,724	(167,099)	-	134,499	-	(376,599)	(43,430)	-	93,095

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Year	Reported Summary Compensation Table Total for Second PEO ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2023	694,972	(350,022)	-	948,637	-	-	-	-	1,293,587
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	Measured from the end of the prior fiscal year to the vesting date.

(3)	For the 2023 fiscal year, our Non-PEO NEO was Judy Krandel, who was appointed as Chief Financial Officer effective November 1, 2023. For the 2022 and 2021 fiscal years, our Non-PEO NEO was Wesley Lobo, who served as Chief Marketing Officer from February 16, 2021 to August 31, 2021 and as Chief Commercial Officer from September 1, 2021 to September 30, 2022. The dollar amounts reported in column (f) are the amounts of total compensation reported for Ms. Krandel and Mr. Lobo for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” in this proxy statement. For Mr. Lobo’s compensation with respect to the fiscal year ended December 31, 2021, refer to “Summary Compensation Table” from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023, which is incorporated herein by reference.
(4)	The dollar amounts reported in column (g) represent the amount of Compensation Actually Paid to Ms. Krandel and Mr. Lobo. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Krandel and Mr. Lobo’s Total Compensation from the Summary Compensation Table, in order to determine Compensation Actually Paid:

Year	Average of Reported Summary Compensation Table Total for non-PEO NEOs ($)	Less: Grant date fair value of any equity awards granted during the applicable year(a) ($)	Less: Fair value as of the end of the prior fiscal year of any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	Plus: Year-end fair value of outstanding and unvested equity awards granted during the applicable year ($)	Plus: Vesting date fair value of awards that were granted and vested during the applicable year ($)	Plus: year-over-year change in the fair value of equity awards granted in prior years that are outstanding and unvested as of the end of the covered year ($)	Plus: year-over-year change in fair value of equity awards granted in prior years that vested during the covered year(b) ($)	Plus: Value of dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in total compensation for the year ($)	Compensation Actually Paid ($)
2023	167,572	(137,227)	-	318,104	-	-	-	-	348,449
2022	212,438	-	(579,693)	-	-	-	(140,242)	-	(507,497)
2021	1,650,193	(1,289,903)	-	759,979	-	-	-	-	1,120,269

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(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	Measured from the end of the prior fiscal year to the vesting date.

(5)	Calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the share price of our common stock at the end and the beginning of the measurement period by the share price of our common stock at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Net Income (Loss)

Due to the nature of our Company’s consolidated financials and primary focus on achieving market acceptance of our products, our company has not historically utilized net income (loss) as a performance measure for our executive compensation program. From 2022 to 2023, our net loss decreased and the Compensation Actually Paid to our PEO and Non-PEO NEOs also increased between those years.

Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the period covering fiscal years 2021, 2022 and 2023. As demonstrated by the graph below, the amount of Compensation Actually Paid to the company’s PEO, and the average amount of Compensation Actually paid to the company’s other NEOs as a group, is aligned with the Company’s TSR for the years presented. The alignment of Compensation Actually Paid with the Company’s cumulative TSR over the period presented is a result of having a significant portion of executive compensation tied to equity awards, the fair value of which is inherently driven by the Company’s stock price. During 2023, we did not award any equity or non-equity incentives to our named executive officers.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Equity Compensation Plan Information

Our equity compensation plans as of December 31, 2023 consisted of the 2015 Plan and one other terminated equity plan, the Nephros, Inc. 2004 Stock Incentive Plan (the “Prior Plan”). The 2015 Plan and the Prior Plan were approved by our stockholders. All of our employees and directors were eligible to participate in the Prior Plan and are eligible to participate in the 2015 Plan. The Prior Plan has expired, and no further equity is granted under the Prior Plan.

The following table summarizes equity securities authorized for issuance to employees, consultants or members of our Board under our 2015 Plan and the Prior Plan as of December 31, 2023.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders	1,789,206	$4.07	65,580
Equity compensation plans not approved by our stockholders	-	-	-
Total	1,789,206	$4.07	65,580

Retirement Plans

On January 1, 2017, we established a Savings Incentive Match Plan for Employees Individual Retirement Account (SIMPLE IRA), which covers all employees. The SIMPLE IRA Plan provides for voluntary employee contributions up to statutory IRA limitations. We match 100% of employee contributions to the SIMPLE IRA Plan, up to 3% of each employee’s salary. We contributed and expensed approximately $91,000 to this plan in 2023.

Director Compensation

For fiscal year 2023, our directors received a $20,000 annual retainer, $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board. The Chairman of our Audit Committee was paid a $10,000 annual retainer and $1,000 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year. Members of any Special Committee formed during fiscal year 2023 are also paid a $10,000 annual retainer and $1,000 per meeting. Director fees for 2023 were paid in restricted stock in lieu of cash payment on December 13, 2023.

We grant each non-employee director who first joins our Board, immediately upon such director joining our Board, the number of options equal to the product of 0.0011 multiplied by the total number of outstanding shares of our common stock on a fully-diluted basis. The exercise price per share is equal to the fair market value price per share of our common stock on the date of grant. We also grant annually to each non-employee director the number of options equal to the product of 0.0006 multiplied by the total number of outstanding shares of common stock of the company on a fully-diluted basis. The exercise price per share is equal to the fair market value price per share of our common stock on the date of grant. These non-employee director options vest in three equal installments on each of the date of grant and the first and second anniversaries thereof.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

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The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2023.

Non-Employee Director Compensation in Fiscal Year 2023

Name	Fees Earned or Paid in Cash	Restricted Stock Awards (1)(2)	Option Awards(3)(4)	Total
Arthur H. Amron(5)	$-	$29,545	$5,098	$34,643
Thomas Gwydir (6)	$-	$-	$5,098	$5,098
Joseph Harris	$-	29,545	$5,098	$34,643
Alisa Lask	$-	$29,545	$5,098	$34,643
Oliver Spandow	$-	$45,455	$5,098	$50,553

(1)	Director fees for 2023 were paid in restricted stock in lieu of a cash payment. Payments of restricted stock were made on December 13, 2023.

(2)	As of December 31, 2023, Mr. Spandow had 14,294 shares of unvested restricted stock and each of Mr. Amron, Mr. Harris and Ms. Lask had 9,291 shares of unvested restricted stock.

(3)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. The amount reported represents the annual stock option award for service as a director in 2022 that was granted on January 5, 2023. In accordance with the non-employee director compensation plan, each current director will receive his or her annual stock option award to purchase that number of shares representing 0.06% of the Company’s fully diluted outstanding shares for service as a director in 2023 effective upon stockholder approval of the 2024 Equity Incentive Plan.

(4)	As of December 31, 2023, Mr. Amron had 38,199 shares of common stock issuable upon exercise of vested options and 4,720 shares issuable upon exercise of unvested options; Mr. Gwydir had 19,833 shares of common stock issuable upon exercise of vested options and 4,708 shares issuable upon exercise of unvested options; Mr. Harris had 4,372 shares of common stock issuable upon exercise of vested options and 8,743 shares of common stock issuable upon exercise of unvested options; Ms. Lask had 24,460 shares of common stock issuable upon exercise of vested options and 4,637 shares issuable upon exercise of unvested options; and Mr. Spandow had 29,472 shares of common stock issuable upon exercise of vested options and 4,637 shares issuable upon exercise of unvested options.

(5)	At the request of Mr. Amron, his options and director fees were directed to Wexford Capital LP.

(6)	Mr. Gwydir resigned as a director effective February 1, 2023.

Advisory Vote on Executive Compensation

Our Board recognizes the fundamental interest our stockholders have in the compensation of our executive officers. Based on an advisory vote of our stockholders at our 2023 Annual Meeting relating to the frequency of the advisory vote on the compensation of our named executive officers, our stockholders indicated their approval of the Board’s recommendation to hold a non-binding advisory vote on our executive compensation once every year.

At our 2023 Annual Meeting, approximately 86% of the votes cast, on an advisory basis, were voted in favor of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosure in the proxy statement for the 2023 Annual Meeting. Based on the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives disclosed in the compensation tables and related narrative disclosure and adequately align the interests of our named executive officers with our long-term goals.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee is responsible for reviewing on an ongoing basis, recommending to the Board the approval or disapproval of, and overseeing any transaction between the Company and any “related person” as such term is defined in Item 404(a) of Regulation S-K. The Audit Committee is also responsible for ensuring that appropriate disclosures regarding related party transactions have been made, as well as developing policies and procedures for the Audit Committee’s approval of any related party transactions.

Other than as described below, since the beginning of our 2022 fiscal year, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

●	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and

●	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

As of April 2, 2024, the Wexford Entities are our largest stockholder and beneficially own approximately 34% of our outstanding common stock. The shares beneficially owned by the Wexford Entities may be deemed beneficially owned by (i) Wexford Capital LP, which is the manager or investment manager of certain Wexford Entities, (ii) Wexford GP LLC, which is the General Partner of Wexford Capital LP, and/or (iii) Charles E. Davidson and Joseph M. Jacobs, each in his capacity as a managing member of Wexford GP LLC and certain Wexford Entities. Arthur H. Amron, one of our directors, is a special limited partner of, and consultant to, Wexford Capital LP. During 2023 and 2022, at the request of Mr. Amron, fees and options in the aggregate amount of approximately $29,545 and $29,546, respectively, earned in respect of services Mr. Amron rendered to us were directed to Wexford Capital LP.

On February 1, 2022, Specialty Renal Products, Inc. (“SRP”), the Company’s majority-owned subsidiary, entered into a First Amendment to Series A Preferred Stock Purchase Agreement (the “Amendment”) with the holders of SRP’s outstanding shares of Series A Preferred Stock. The Amendment amended the terms of the Series A Preferred Stock Purchase Agreement, dated September 9, 2018, among SRP and the purchasers identified therein (the “SRP Purchase Agreement”), pursuant to which SRP had sold to such purchasers an aggregate of 600,000 shares of its Series A Preferred Stock at a price of $5.00 per share resulting in total gross proceeds of $3.0 million. The purpose of the Amendment was to permit SRP to sell up to an additional 100,003 shares of its Series A Preferred Stock at one or more closings to occur by February 28, 2022, and on the same terms and conditions as otherwise set forth in the SRP Purchase Agreement. Pursuant to the Amendment, on February 4, 2022, SRP conducted a closing in which it sold 100,003 shares of Series A Preferred Stock, resulting in gross proceeds of $500,015. The Company purchased 62,500 shares of SRP’s Series A Preferred at such closing and, as a result, maintained its 62.5% stock ownership position in SRP. The other purchasers at the February 4, 2022 closing included the Company’s Chief Executive Officer, Andrew Astor, who purchased 833 shares, and Lambda Investors LLC (“Lambda”), an affiliate of Wexford Capital, which beneficially owns approximately 34% of the Company’s common stock, which purchased 29,938 shares of SRP Series A Preferred Stock. Such purchases were made on the same terms as all other purchasers. On March 6, 2023, the Board of Directors of SRP approved a plan to wind down SRP’s operations, liquidate SRP’s remaining assets and dissolve the company. That plan was approved by SRP’s stockholders on March 9, 2023, and on April 13, 2023, SRP filed a certificate of dissolution with the State of Delaware. SRP’s cash resources were sufficient to satisfy all of its outstanding liabilities other than its obligations to the Company under a loan with an outstanding balance of approximately $1.5 million. Accordingly, SRP assigned to the Company all of its remaining assets, including its intellectual property rights in SRP’s HDF2 device, in satisfaction of its outstanding loan balance.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than December 13, 2024, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement. Proposals should be mailed to the attention of our Chief Executive Officer at our principal executive offices, 380 Lackawanna Place, South Orange, New Jersey 07079. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

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In addition to satisfying the foregoing, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025, which is 60 days prior to the anniversary of the 2024 Annual Meeting.

Additionally, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to February 26, 2025, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named on the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated April 12, 2024

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Appendix A

Nephros, Inc.

2024 Equity Incentive Plan

Adopted by the Board of Directors: April 12, 2024

Approved by the Stockholders:                 , 2024

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares shall become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan shall be subject to the terms of this Plan.

(b) Plan Purpose. The purpose of the Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will be 2,616,875 shares, which number is the sum of: (i) 900,000 new shares, plus (ii) the Prior Plan’s Available Reserve, plus (iii) the number of Returning Shares, if any, as such shares become available from time to time.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 2,616,875 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

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4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

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(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

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(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 12 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 12 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

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(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards. An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards. A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards. Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

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(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

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(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. Except as set forth in Section 11, in the event of a Corporate Transaction, a Participant’s Award will be treated, to the extent determined by the Board to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Board in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Board) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such Awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Board in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a Corporate Transaction) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Board) after closing or (v) provide that for a period of at least 20 days prior to the Corporate Transaction, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Corporate Transaction will be exercisable as to all shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Corporate Transaction and if the Corporate Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Corporate Transaction will terminate and be of no further force and effect as of the consummation of the Corporate Transaction. For the avoidance of doubt, in the event of a Corporate Transaction where all Options and SARs are settled for an amount (as determined in the sole discretion of the Corporate Transaction) of cash or securities, the Board may, in its sole discretion, terminate any Option or SAR for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Corporate Transaction without payment of consideration therefor.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

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(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

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8. Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

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9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

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(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

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(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated, and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

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(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

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(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business that adversely affects the Company or its Affiliates; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the Common Stock of the Company.

(m) “Company” means Nephros, Inc., a Delaware corporation and any successor entity thereto.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

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(u) “Effective Date” means the date on which the stockholders of the Company have approved this Plan.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

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(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.

(hh) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

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(jj) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(kk) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ll) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(mm) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(nn) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(oo) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(pp) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

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(tt) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(uu) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(vv) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

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(ww) “Plan” means this Nephros, Inc. 2024 Equity Incentive Plan, as amended from time to time.

(xx) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(yy) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(zz) “Prior Plan” means the Company’s 2015 Equity Incentive Plan.

(aaa) “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.

(bbb) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(fff) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.

(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

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(jjj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(kkk) “Securities Act” means the Securities Act of 1933, as amended.

(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(mmm) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(nnn) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(ooo) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ppp) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(qqq) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(rrr) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(sss) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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NEPHROS

NEPHROS, INC.
380 LACKAWANNA PLACE
SOUTH ORANGE, NJ 07079
ATTN: ROBERT BANKS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/22/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NEPH2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/22/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) Arthur H. Amron 02) Oliver Spandow

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Proposal 1 is to elect Mr. Amron and Mr. Spandow as Class I Directors to hold office until the 2027 Annual Meeting of Stockholders. In their discretion, the proxies named on the front of the proxy card are also authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000635566_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

NEPHROS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Nephros, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2024 and hereby appoints Robert Banks and Judy Krandel, and each of them individually, as proxies and attorneys in fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Nephros, Inc., to be held on May 23, 2024 at 10:00 a.m., Eastern Time, via webcast at www.virtualshareholdermeeting.com/NEPH2024 and any adjournment(s) hereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" PROPOSALS 2, 3 AND 4. THIS PROXY WILL ALSO BE VOTED IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

0000635566_2 R1.0.0.6

Continued and to be signed on reverse side